UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 15, 2006

CONSOLIDATED ENERGY, INC.

(Exact name of registrant as specified in its charter)

Wyoming (State or other jurisdiction of incorporation or organization)	3630 (Primary Standard Industrial Classification Code Number)	86-0852222 (I.R.S. Employer Identification No.)

76 George Road

Betsy Layne, Kentucky 41605

 (Address of principal executive offices) (zip code)

(606) 478-1333

 (Registrant's telephone number, including area code)

Copies to:

John C. Thompson, Esq.

1371 East 2100 South #202

Salt Lake City, Utah 84105

Phone: (801) 363-4854

Fax: (801) 606-2855

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On December 15, 2006, holders of 98.5% of the principal amount of our 6% Notes and 8% Notes signed Amendment No. 1, dated November 30, 2006 (the “Amendment”), to the waiver agreement dated as of July 12, 2006 (the “Waiver Agreement”), whereby each note holder agreed to amend the first and second sentence of Section 3 of the Waiver Agreement, thereby forfeiting any and all accrued but unpaid liquidated damages through February 28, 2007 that may have been or may be required to be made by us under Section 9 of the Registration Rights Agreement dated February 24, 2005, or Section 8(d) of the Registration Rights Agreement January 13, 2006, as the case may be, between us and such holder, which liquidated damages arise from our failure to file, or the Securities and Exchange Commission to declare effective, in a timely manner, any registration statement required to be filed by us.  Additionally, each signing holder agreed to waive payment in cash of any and all liquidated damages that accrue after February 28, 2007, and agreed that after February 28, 2007 we may pay such accrued but unpaid liquidated damages in “unregistered” Common Stock.  Notwithstanding anything to the contrary, each signing holder also agreed to forever waive and forfeit any and all liquidated damages that accrue after February 28, 2007, if the failure to have the registration statement (the “Registration Statement”) providing for the registration of shares of Common Stock under the Registration Rights Agreement dated February 24, 2005 and the Registration Rights Agreement dated January 13, 2006 declared effective at any time after February 28, 2007 is due solely to limitations on the number of securities that may be included in the Registration Statement under Rule 415 promulgated under the Securities Act of 1933, as amended, and the interpretation of said rule by the Securities and Exchange Commission.  As consideration for signing the Waiver Agreement, we amended Sections 5(d) and 5(i) of the Forbearance Agreement dated January 13, 2006, and Section 1 of the 8% Senior Secured Convertible Note dated January 13, 2006, effectively lowering the conversion price, effective November 30, 2006, on the 6% Notes and the 8% Notes ($19.99 million in principal) as well as the exercise price on 12,348,000 warrants issued to all holders, subject to adjustment as set forth in the 6% Notes, the 8% Notes and the warrants respectively, to $0.30.  As a result of this reset, the conversion price on $6.19 million of our convertible debentures issued in July 2006 has also been lowered to $0.30.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

See Item 1.01 above.

ITEM 9 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 10 – Amendment 1 to Waiver on Liquidated Damages.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSOLIDATED ENERGY, INC.

Dated: December 19, 2005

By:

/s/Joseph Jacobs

Name:

Joseph Jacobs

Title:

Chief Operating Officer

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